                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 12, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                     333-117495              73-1703260
          --------                   ------------            ------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)

           75 Rockefeller Plaza, 27th Floor
                  New York, New York                         10019
           ---------------------------------                 -------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 12,  2006,  the  Registrant  acquired  substantially  all of the business and assets of Safir Rosetti, LLC ("Safir Rosetti"),  a Delaware limited liability  company.  Safir Rosetti is a security  consulting,  investigative and intelligence firm  headquartered in New York City with seven additional  offices nationwide.

         The acquisition was made pursuant to a certain Asset Purchase Agreement dated January 27, 2006, as amended (the "Agreement"), between the Registrant and
Safir  Rosetti.  The  purchase  price of $13  million  included  $7  million  in promissory  notes of the  Registrant  and $6 million in the common  stock of the
Registrant,  plus the  assumption  of  certain  liabilities.  In  addition,  the
$1,940,648.96  previously  advanced  by the  Company to Safir  Rosetti  has been applied by Safir Rosetti to the retirement of certain indebtedness.

         The  foregoing  description  of the  Agreement  is not  complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as an exhibit to the Registrant's  Current Report on Form 8-K filed on February 1, 2006, and the First Amendment  thereto and are incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL  STATEMENTS OF BUSINESSES  ACQUIRED.  In accordance  with
Item 9.01(a),  Safir Rosetti's audited financial  statements will be filed by an amendment to this Current Report on Form 8-K as soon as  practicable,  but in no event later than 71 days after this Report on Form 8-K is required to be filed.

         (b) PRO FORMA FINANCIAL  INFORMATION.  In accordance with Item 9.01(b), pro forma  financial  statements  will be filed by an  amendment to this Current
Report on Form 8-K as soon as  practicable,  but in no event  later than 71 days after this Report on Form 8-K is required to be filed.

         (d) EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.                                        Description
         -----------                                        -----------

             10.1        Asset Purchase Agreement,  dated as of January 27, 2006
                         by and  between  GlobalOptions  Group,  Inc.  and Safir
                         Rosetti, LLC.*

             10.2        First Amendment to Asset Purchase  Agreement,  dated as
                         of May 12, 2006.

*Filed as an exhibit  to the  Registrant's  Current  Report on Form 8-K filed on
February 1, 2006 with the Commission.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 15, 2006                     GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            -----------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer